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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 15, 1998


                            CRESCENT OPERATING, INC
             (Exact name of Registrant as specified in its Charter)

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
        Delaware                        333-25223                        75-2701931
(State of Organization)          (Commission File Number)   (IRS Employer Identification Number)
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
306 West 7th Street
Suite 1025
Fort Worth, Texas                                                            76102
(Address of Principal Executive                                           (Zip Code)
Offices)
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                                 (817) 339-1020
             (Registrant's telephone number, including area code)
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     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Crescent Operating, Inc. ("Crescent Operating") was formed on April 1, 1997. On May 9, 1997, the Company acquired (i) all of the stock of Moody-Day, Inc., a construction equipment sales, leasing and servicing company and (ii) a 1.21% interest in Hicks Muse Tate & Furst Equity Fund II, LP, a private venture capital fund (together with Moody-Day, Inc., the "Carter-Crowley Asset
Group"). To date, all of the Company's financial statements have been prepared on the basis that the Carter-Crowley Asset Group was the Company's predecessor (the "Predecessor"). The fiscal year end for each of Crescent Operating and the Predecessor (collectively, the "Company") is December 31.

     (a)  Previous Independent Accountants

          (i) On January 15, 1998, Crescent Operating dismissed Arthur Andersen LLP ("Arthur Andersen") as its principal independent accountants.

          (ii) The reports of Arthur Andersen on the financial statements of the Predecessor, for the fiscal years ended December 31, 1996 and December 31, 1995, and the initial balance sheet of Crescent Operating, as of April 3, 1997, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit with respect to the financial statements for the fiscal year ended December 31, 1997 has not yet been completed.

          (iii) The decision to change accountants was recommended by the Executive Committee of the Board of Directors of Crescent Operating and was approved by the Audit Committee of the Board of Directors. The Audit Committee of the Board of Directors consists of two independent directors.

          (iv) During the two most recent fiscal years and the interim period from January 1, 1998 through January 15, 1998, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          (v) There were no "reportable events" with respect to the Company within the past two fiscal years and the interim period from January 1, 1998 through January 15, 1998. "Reportable Events," as described in Item 304(a)(1)(v) of Regulation S-K, include:

          (A) The Company's former accountants having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

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          (B)       The Company's former accountants having advised the Company that information has come to their attention (i) that has led them to no longer be able to rely on management's representations, or (ii) that has made them unwilling to be associated with the financial statements prepared by management;

          (C)(1) The Company's former accountants having advised the Company of the need to expand significantly the scope of their audit, or that information has come to their attention during the fiscal years ended December 31, 1996 and December 31, 1995 and the interim period between January 1, 1998 and January 15, 1998, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report on the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or (ii) cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements, and

          (C)(2) Due to the Company's former accountants' dismissal, or for any other reason, the accountants did not so expand the scope of their audit or conduct such further investigation; or

          (D)(1) The Company's former accountants having advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to their satisfaction, would prevent them from rendering an unqualified audit report on those financial statements), and

          (D)(2) Due to the Company's former accountants' dismissal, or for any other reason, the issue has not been resolved to the accountants' satisfaction prior to their dismissal.

  (b)  New Independent Accountants

      (i) On January 15, 1998, Crescent Operating engaged Ernst & Young LLP ("E&Y") as its new independent accountants to serve as the principal accountants to audit the Company's financial statements.

      (ii) During the two most recent fiscal years and the interim period from January 1, 1998 through January 15, 1998, the Company did not consult E&Y regarding:

          (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or





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                    (2)  any matter that was either the subject of a
disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

          (iii) Crescent Operating has provided a copy of the information contained in this Form 8-K to Arthur Andersen, and Arthur Andersen, in accordance with the Company's request, has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the information contained in this Form 8-K. A copy of such letter is filed as an exhibit hereto.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (c)  Exhibits

          16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K.





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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 22, 1998          CRESCENT OPERATING, INC.



                                  By:   /s/ JEFFREY L. STEVENS
                                        --------------------------------
                                        Jeffrey L. Stevens
                                        Treasurer, Chief Financial
                                        Officer and Secretary





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                                EXHIBIT INDEX

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Exhibit No.                 Description
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
  16                        Consent of Arthur Andersen LLP

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